UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2010

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No)	(IRS Employer ID No.)

7/F Jinhua Mansion

41 Hanguang Street

Nangang District, Harbin 150080

People's Republic of China

(Address of Principal Executive Offices)

(86) 451-82287746

(Registrant's telephone number, including area code)

_________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2010, Nutrastar International Inc., a Nevada corporation (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2010. A copy of the press release is hereby furnished as Exhibits 99.1 and incorporated herein by reference. The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.         REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit	Description
99.1	Press Release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	Nutrastar International Inc.

/s/ Lianyun Han
Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 14, 2010